UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): April 18, 2005
                                                         --------------


                                  CARMAX, INC.
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             (Exact name of registrant as specified in its charter)


  Virginia                         1-31420                     54-1821055
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(State or other                  (Commission                  (IRS Employer
 jurisdiction                     File No.)                Identification No.)
of incorporation)


    4900 Cox Road, Glen Allen, Virginia                             23060
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   (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code: 804-747-0422
                                                            ------------

                                       N/A
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement
---------       ------------------------------------------


                On April 18, 2005, the Compensation and Personnel Committee
                (the "Committee") of the Board of Directors of CarMax, Inc. (the "Company") established pre-tax net income goals for fiscal year 2006 under the Company's Annual Performance Based Bonus Plan (the "Bonus Plan"). The Company maintains the Bonus Plan for its employees, including its named executive officers. Under the Bonus Plan, the Committee fixes pre-tax net income goals for the Company for each fiscal year. Participants receive a predetermined percentage of their base pay as an annual cash bonus depending upon the pre-tax net income level achieved by the Company.

                On April 18, 2005, the Committee also authorized the payment by the Company of annual cash bonus awards for fiscal year 2005 to the Company's named executive officers under the Bonus Plan. These annual cash bonus awards were earned under the Bonus Plan based upon the achievement of certain fiscal year 2005 pre-tax net income levels, which were previously established by the Committee. However, because the Company failed to fully meet its pre-tax earnings goals for the year, the named executive officers earned and received only a portion of their target bonuses. The annual cash bonus awards for fiscal year 2005 for the Company's named executive officers are set forth in the table below.

                --------------------------------------- ------------------------
                        Name and Position                     2005 Annual Cash
                                                                   Bonus
                --------------------------------------- ------------------------
                Austin Ligon, President and Chief                 $412,500
                Executive Officer

                --------------------------------------- ------------------------
                Thomas J. Folliard, Executive Vice                $163,350
                President, Store Operations

                --------------------------------------- ------------------------
                Keith D. Browning, Executive Vice                 $163,350
                President and Chief Financial Officer

                --------------------------------------- ------------------------
                Michael K. Dolan, Senior Vice                      $96,800
                President and Chief Information
                Officer

                --------------------------------------- ------------------------
                Joseph S. Kunkel, Senior Vice                      $96,800
                President, Marketing and Strategy

                --------------------------------------- ------------------------

                A copy of the Bonus Plan was filed as Exhibit 10.9 to the Company's Registration Statement on Form S-4/A filed
                May 14, 2002 (File No. 333-85240) and is incorporated herein by this reference.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CARMAX, INC.


                                    By:      /s/ Keith D. Browning
                                             ---------------------
                                             Keith D. Browning
                                             Executive Vice President
                                             and Chief Financial Officer





Date:  April 21, 2005